Exhibit 99.2

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited)
Third Quarter 2026

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Third Quarter 2026 Earnings Release

Table of Contents

Page

Financial Highlights	1

Selected Ratios and Other Information*	2

Consolidated Balance Sheets	3

Loans	4

Deposits	6

Consolidated Statements of Income	8

Consolidated Average Daily Balances and Yield / Rate Analysis	10

Pre-Tax Pre-Provision Income ("PPI")* and Adjusted PPI*	13

Non-Interest Income, Service Charges on Deposit Accounts by Segment, Wealth Management Income, Capital Markets Income, and Mortgage Income	14

Non-Interest Expense and Salaries and Benefits Expense	16

Reconciliation of GAAP Financial Measures to non-GAAP Financial Measures*
Adjusted Efficiency Ratios, Adjusted Fee Income Ratios, Adjusted Non-Interest Income / Expense, Adjusted Operating Leverage Ratios, Adjusted Total Revenue, Adjusted Net Income Available to Common Shareholders, Adjusted Diluted EPS, Return Ratios, and Tangible Common Ratios	17

Asset Quality
Allowance for Credit Losses, Net Charge-Offs and Related Ratios	21
Non-Performing Loans (excludes loans held for sale), Early and Late Stage Delinquencies	23

Forward-Looking Statements	24

*Use of non-GAAP financial measures
Regions believes that the presentation of non-GAAP financial measures provides a meaningful basis for period-to-period comparisons, which management believes will assist investors in assessing the performance of the Company on the same basis as that applied by management. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. Although non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. In particular, a measure of earnings that excludes certain adjustments does not represent the amount that effectively accrues directly to shareholders. Additionally, our non-GAAP financial measures may not be comparable to similar non-GAAP financial measures used by other companies and there is no certainty that we will not incur expenses in the future that are similar to those excluded in the calculations on non-GAAP financial measures presented herein.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Third Quarter 2026 Earnings Release
Financial Highlights

	Quarter Ended
($ amounts in millions, except per share data)	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025
Earnings Summary
Interest income - taxable equivalent	$1,800	$1,762	$1,715	$1,781	$1,808
Interest expense - taxable equivalent	486	471	454	487	539
Net interest income - taxable equivalent	1,314	1,291	1,261	1,294	1,269
Less: Taxable-equivalent adjustment	16	14	13	13	12
Net interest income	1,298	1,277	1,248	1,281	1,257
Provision for credit losses	68	68	91	115	105
Net interest income after provision for credit losses	1,230	1,209	1,157	1,166	1,152
Non-interest income	675	630	625	640	659
Non-interest expense	1,118	1,121	1,068	1,098	1,103
Income before income taxes	787	718	714	708	708
Income tax expense	156	148	155	174	139
Net income	$631	$570	$559	$534	$569
Net income available to common shareholders	$611	$549	$539	$514	$548
Adjusted net income available to common shareholders (non-GAAP) (1)	$622	$583	$539	$504	$561

Weighted-average shares outstanding—during quarter:
Basic	852	854	863	875	890
Diluted	856	857	868	880	894

Basic earnings per common share	$0.72	$0.64	$0.63	$0.59	$0.62
Diluted earnings per common share	$0.71	$0.64	$0.62	$0.58	$0.61
Adjusted diluted earnings per common share (non-GAAP) (1)	$0.73	$0.68	$0.62	$0.57	$0.63

Balance Sheet Summary
At quarter-end
Loans, net of unearned income	$99,827	$99,200	$97,926	$95,637	$96,125
Allowance for credit losses	(1,609)	(1,613)	(1,647)	(1,686)	(1,713)
Assets	163,213	161,299	160,741	158,814	159,940
Deposits	129,510	130,710	131,880	131,128	130,334
Long-term borrowings	5,982	4,628	3,137	4,134	4,785
Shareholders' equity	17,847	18,840	18,779	19,043	19,049
Average balances
Loans, net of unearned income	$99,183	$98,722	$96,423	$95,651	$96,647
Assets	161,414	161,237	159,287	158,107	159,089
Deposits	129,140	130,691	130,234	129,850	129,575
Long-term borrowings	4,633	3,617	3,750	4,524	5,527
Shareholders' equity	18,489	18,676	19,077	18,986	18,688
_____
(1) See reconciliation of these non-GAAP measures to the most directly comparable GAAP measures on page 19.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Third Quarter 2026 Earnings Release
Selected Ratios and Other Information

	As of and for Quarter Ended
	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025
Return on average assets* (1)	1.55%	1.42%	1.42%	1.34%	1.42%
Return on average common shareholders' equity*	14.16%	12.73%	12.35%	11.58%	12.56%
Return on average tangible common shareholders’ equity (non-GAAP)* (2)	21.27%	19.01%	18.26%	17.17%	18.81%
Adjusted return on average tangible common shareholders' equity (non-GAAP) *(2)	21.66%	20.18%	18.26%	16.84%	19.24%
Efficiency ratio	56.2%	58.3%	56.6%	56.8%	57.2%
Adjusted efficiency ratio (non-GAAP) (2)	55.8%	56.9%	56.6%	57.5%	56.9%
Dividend payout ratio (3)	41.8%	41.2%	42.3%	44.8%	43.0%
Common book value per share	$19.38	$20.48	$20.39	$20.36	$19.98
Tangible common book value per share (non-GAAP) (2)	$12.65	$13.78	$13.69	$13.75	$13.49
Total shareholders' equity to total assets	10.93%	11.68%	11.68%	11.99%	11.91%
Tangible common shareholders’ equity to tangible assets (non-GAAP) (2)	6.83%	7.55%	7.54%	7.80%	7.74%
Common Equity Tier 1 (4)	$13,968	$13,692	$13,419	$13,490	$13,620
Total risk-weighted assets (4)	$129,237	$127,748	$125,682	$123,882	$125,386
Common Equity Tier 1 ratio (4)	10.8%	10.7%	10.7%	10.9%	10.9%
Tier 1 capital ratio (4)	11.9%	11.8%	11.8%	12.0%	12.0%
Total risk-based capital ratio (4)	13.7%	13.7%	13.6%	13.9%	13.8%
Leverage ratio (4)	9.8%	9.7%	9.6%	9.7%	9.7%
Effective tax rate	19.8%	20.7%	21.6%	24.5%	19.7%
Allowance for credit losses as a percentage of loans, net of unearned income	1.61%	1.63%	1.68%	1.76%	1.78%
Allowance for credit losses to non-performing loans, excluding loans held for sale	275%	241%	238%	242%	226%
Net interest margin (FTE)*	3.68%	3.66%	3.67%	3.70%	3.59%
Loans, net of unearned income, to total deposits	77.1%	75.9%	74.3%	72.9%	73.8%
Net charge-offs as a percentage of average loans*	0.29%	0.42%	0.54%	0.59%	0.55%
Business criticized loans to total business loans	4.71%	5.01%	5.15%	5.31%	5.81%
Non-performing loans, excluding loans held for sale, as a percentage of loans	0.59%	0.67%	0.71%	0.73%	0.79%
Non-performing assets (excluding loans 90 days past due) as a percentage of loans, foreclosed properties, and non-performing loans held for sale	0.62%	0.69%	0.73%	0.75%	0.82%
Non-performing assets (including loans 90 days past due) as a percentage of loans, foreclosed properties, and non-performing loans held for sale (5)	0.78%	0.85%	0.90%	0.94%	0.98%
Associate headcount—full-time equivalent	19,968	20,003	19,910	19,969	19,675
ATMs	1,775	1,777	1,779	1,786	1,874
Branch Statistics
Full service	1,221	1,221	1,221	1,222	1,223
Drive-through/transaction service only	25	25	25	25	25
Total branch outlets	1,246	1,246	1,246	1,247	1,248

*Annualized
(1)Calculated by dividing net income by average assets.
(2)See reconciliation of these non-GAAP measures to the most directly comparable GAAP measures on pages 13, 17, 19, and 20.
(3)Dividend payout ratio reflects dividends declared within the applicable period.
(4)Current quarter Common equity Tier 1, Total risk-weighted assets, Tier 1 capital, Total risk-based capital and Leverage ratios are estimated.
(5)Excludes guaranteed residential first mortgages that are 90+ days past due and still accruing. Refer to the footnotes on page 23 for amounts related to these loans.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Third Quarter 2026 Earnings Release
Consolidated Balance Sheets

	As of
($ amounts in millions)	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025
Assets:
Cash and due from banks	$2,867	$3,177	$3,445	$3,112	$3,073
Interest-bearing deposits in other banks	7,462	6,749	7,698	7,795	9,026
Debt securities held to maturity	5,062	5,271	5,434	5,606	5,769
Debt securities available for sale	26,389	27,388	27,419	27,560	26,886
Loans held for sale	491	591	464	511	573
Loans, net of unearned income	99,827	99,200	97,926	95,637	96,125
Allowance for loan losses	(1,489)	(1,489)	(1,527)	(1,556)	(1,581)
Net loans	98,338	97,711	96,399	94,081	94,544
Other earning assets	1,829	1,574	1,635	1,703	1,513
Premises and equipment, net	1,708	1,704	1,666	1,659	1,742
Interest receivable	506	495	569	571	574
Goodwill	5,748	5,733	5,733	5,733	5,733
Residential mortgage servicing rights at fair value (MSRs)	1,195	958	954	970	976
Other identifiable intangible assets, net	120	126	133	140	146
Other assets	11,498	9,822	9,192	9,373	9,385
Total assets	$163,213	$161,299	$160,741	$158,814	$159,940
Liabilities and Equity:
Deposits:
Non-interest-bearing	$40,783	$40,538	$40,062	$39,530	$39,768
Interest-bearing	88,727	90,172	91,818	91,598	90,566
Total deposits	129,510	130,710	131,880	131,128	130,334
Borrowed funds:
Federal funds purchased and securities sold under agreements to repurchase	500	200	1,200	—	—
Other short-term borrowings	4,000	2,800	2,000	750	1,300
Short-term borrowings	4,500	3,000	3,200	750	1,300
Long-term borrowings	5,982	4,628	3,137	4,134	4,785
Other liabilities	5,255	4,050	3,680	3,699	4,426
Total liabilities	145,247	142,388	141,897	139,711	140,845
Equity:
Preferred stock, non-cumulative perpetual	1,369	1,369	1,369	1,369	1,369
Common stock	9	9	9	9	9
Additional paid-in capital	9,841	9,915	9,973	10,366	10,780
Retained earnings	11,196	10,840	10,517	10,205	9,922
Treasury stock, at cost	(1,371)	(1,371)	(1,371)	(1,371)	(1,371)
Accumulated other comprehensive income (loss), net	(3,197)	(1,922)	(1,718)	(1,535)	(1,660)
Total shareholders’ equity	17,847	18,840	18,779	19,043	19,049
Noncontrolling interest	119	71	65	60	46
Total equity	17,966	18,911	18,844	19,103	19,095
Total liabilities and equity	$163,213	$161,299	$160,741	$158,814	$159,940

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Third Quarter 2026 Earnings Release
End of Period Loans

	As of
						9/30/2026		9/30/2026
($ amounts in millions, net of unearned income)	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025	vs. 6/30/2026		vs. 9/30/2025
Commercial and industrial	$52,409	$51,841	$50,824	$48,790	$49,234	$568	1.1%	$3,175	6.4%
Commercial real estate mortgage—owner-occupied	5,072	5,127	5,004	4,845	4,835	(55)	(1.1)%	237	4.9%
Commercial real estate construction—owner-occupied	296	267	261	263	285	29	10.9%	11	3.9%
Total commercial	57,777	57,235	56,089	53,898	54,354	542	0.9%	3,423	6.3%
Commercial investor real estate mortgage	8,159	7,896	7,706	7,172	7,122	263	3.3%	1,037	14.6%
Commercial investor real estate construction	2,052	2,073	1,938	1,934	1,948	(21)	(1.0)%	104	5.3%
Total investor real estate	10,211	9,969	9,644	9,106	9,070	242	2.4%	1,141	12.6%
Total business	67,988	67,204	65,733	63,004	63,424	784	1.2%	4,564	7.2%
Residential first mortgage	19,376	19,498	19,621	19,765	19,881	(122)	(0.6)%	(505)	(2.5)%
Home equity—lines of credit (1)	3,277	3,241	3,210	3,232	3,209	36	1.1%	68	2.1%
Home equity—closed-end (2)	2,260	2,263	2,287	2,324	2,340	(3)	(0.1)%	(80)	(3.4)%
Consumer credit card	1,512	1,498	1,472	1,519	1,437	14	0.9%	75	5.2%
Other consumer (3)	5,414	5,496	5,603	5,793	5,834	(82)	(1.5)%	(420)	(7.2)%
Total consumer	31,839	31,996	32,193	32,633	32,701	(157)	(0.5)%	(862)	(2.6)%
Total Loans	$99,827	$99,200	$97,926	$95,637	$96,125	$627	0.6%	$3,702	3.9%
______
(1)     The balance of Regions' home equity lines of credit consists of $1,407 million of first lien and $1,870 million of second lien at 9/30/2026.
(2)    The balance of Regions' closed-end home equity loans consists of $1,651 million of first lien and $609 million of second lien at 9/30/2026.
(3)    Other consumer loans also include Regions' Home Improvement Financing portfolio balances of $4.6 billion at 9/30/2026, $4.7 billion at 6/30/2026, $4.8 billion at 3/31/2026, $4.9 billion at 12/31/2025 and $5.0 billion at 9/30/2025.

	As of
End of Period Loans by Percentage(1)	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025
Commercial and industrial	52.5%	52.3%	51.9%	51.0%	51.2%
Commercial real estate mortgage—owner-occupied	5.1%	5.2%	5.1%	5.1%	5.0%
Commercial real estate construction—owner-occupied	0.3%	0.3%	0.3%	0.3%	0.3%
Total commercial	57.9%	57.7%	57.3%	56.4%	56.5%
Commercial investor real estate mortgage	8.2%	8.0%	7.8%	7.5%	7.4%
Commercial investor real estate construction	2.1%	2.1%	2.0%	2.0%	2.0%
Total investor real estate	10.2%	10.0%	9.8%	9.5%	9.4%
Total business	68.1%	67.7%	67.1%	65.9%	66.0%
Residential first mortgage	19.4%	19.7%	20.1%	20.7%	20.7%
Home equity—lines of credit	3.3%	3.3%	3.3%	3.4%	3.3%
Home equity—closed-end	2.3%	2.3%	2.3%	2.4%	2.4%
Consumer credit card	1.5%	1.5%	1.5%	1.6%	1.5%
Other consumer	5.4%	5.5%	5.7%	6.1%	6.1%
Total consumer	31.9%	32.3%	32.9%	34.1%	34.0%
Total Loans	100.0%	100.0%	100.0%	100.0%	100.0%
(1)Amounts have been calculated using whole dollar values, and therefore such amounts may not add to total amounts.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Third Quarter 2026 Earnings Release
Average Balances of Loans

	Average Balances
($ amounts in millions, net of unearned income)	3Q26	2Q26	1Q26	4Q25	3Q25	3Q26 vs. 2Q26		3Q26 vs. 3Q25
Commercial and industrial	$51,910	$51,504	$49,572	$48,769	$49,588	$406	0.8%	$2,322	4.7%
Commercial real estate mortgage—owner-occupied	5,074	5,089	4,887	4,866	4,860	(15)	(0.3)%	214	4.4%
Commercial real estate construction—owner-occupied	286	253	259	260	274	33	13.0%	12	4.4%
Total commercial	57,270	56,846	54,718	53,895	54,722	424	0.7%	2,548	4.7%
Commercial investor real estate mortgage	7,940	7,798	7,381	7,210	7,087	142	1.8%	853	12.0%
Commercial investor real estate construction	2,052	1,991	1,946	1,906	2,051	61	3.1%	1	—%
Total investor real estate	9,992	9,789	9,327	9,116	9,138	203	2.1%	854	9.3%
Total business	67,262	66,635	64,045	63,011	63,860	627	0.9%	3,402	5.3%
Residential first mortgage	19,423	19,551	19,674	19,822	19,944	(128)	(0.7)%	(521)	(2.6)%
Home equity—lines of credit	3,256	3,226	3,216	3,219	3,197	30	0.9%	59	1.8%
Home equity—closed-end	2,255	2,270	2,298	2,327	2,341	(15)	(0.7)%	(86)	(3.7)%
Consumer credit card	1,492	1,474	1,473	1,458	1,420	18	1.2%	72	5.1%
Other consumer (1)	5,495	5,566	5,717	5,814	5,885	(71)	(1.3)%	(390)	(6.6)%
Total consumer	31,921	32,087	32,378	32,640	32,787	(166)	(0.5)%	(866)	(2.6)%
Total Loans	$99,183	$98,722	$96,423	$95,651	$96,647	$461	0.5%	$2,536	2.6%

	Average Balances
	Nine Months Ended September 30
($ amounts in millions, net of unearned income)	2026	2025	2026 vs. 2025
Commercial and industrial	$51,004	$49,278	$1,726	3.5%
Commercial real estate mortgage—owner-occupied	5,018	4,874	144	3.0%
Commercial real estate construction—owner-occupied	266	287	(21)	(7.3)%
Total commercial	56,288	54,439	1,849	3.4%
Commercial investor real estate mortgage	7,708	6,794	914	13.5%
Commercial investor real estate construction	1,997	2,173	(176)	(8.1)%
Total investor real estate	9,705	8,967	738	8.2%
Total business	65,993	63,406	2,587	4.1%
Residential first mortgage	19,548	19,991	(443)	(2.2)%
Home equity—lines of credit	3,233	3,167	66	2.1%
Home equity—closed-end	2,274	2,357	(83)	(3.5)%
Consumer credit card	1,480	1,404	76	5.4%
Other consumer (1)	5,591	5,959	(368)	(6.2)%
Total consumer	32,126	32,878	(752)	(2.3)%
Total Loans	$98,119	$96,284	$1,835	1.9%
_____
(1)    Other consumer loans also include Regions' Home Improvement Financing portfolio balances of $4.6 billion at 9/30/2026, $4.7 billion at 6/30/2026, $4.8 billion at 3/31/2026, $4.9 billion at 12/31/2025 and $5.0 billion at 9/30/2025 (on a quarter-to-date basis); and balances of $4.7 billion at 9/30/2026 and $5.1 billion at 9/30/2025 (on a year-to-date basis).

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Third Quarter 2026 Earnings Release
End of Period Deposits

	As of
						9/30/2026		9/30/2026
($ amounts in millions)	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025	vs. 6/30/2026		vs. 9/30/2025
Non-interest-bearing deposits	$40,783	$40,538	$40,062	$39,530	$39,768	$245	0.6%	$1,015	2.6%
Interest-bearing checking	23,801	25,001	25,017	25,677	24,669	(1,200)	(4.8)%	(868)	(3.5)%
Savings	12,075	12,277	12,405	11,914	11,944	(202)	(1.6)%	131	1.1%
Money market—domestic	40,170	39,974	41,288	40,119	39,051	196	0.5%	1,119	2.9%
Time deposits	12,681	12,920	13,108	13,888	14,902	(239)	(1.8)%	(2,221)	(14.9)%
Total Deposits	$129,510	$130,710	$131,880	$131,128	$130,334	$(1,200)	(0.9)%	$(824)	(0.6)%

	As of
						9/30/2026		9/30/2026
($ amounts in millions)	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025	vs. 6/30/2026		vs. 9/30/2025
Consumer Bank Segment	$80,975	$80,972	$81,271	$80,193	$79,689	$3	—%	$1,286	1.6%
Corporate Bank Segment	39,270	39,952	40,574	40,449	40,415	(682)	(1.7)%	(1,145)	(2.8)%
Wealth Management Segment	7,437	7,466	7,750	8,344	7,654	(29)	(0.4)%	(217)	(2.8)%
Other (1)	1,828	2,320	2,285	2,142	2,576	(492)	(21.2)%	(748)	(29.0)%
Total Deposits	$129,510	$130,710	$131,880	$131,128	$130,334	$(1,200)	(0.9)%	$(824)	(0.6)%

	As of
						9/30/2026		9/30/2026
($ amounts in millions)	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025	vs. 6/30/2026		vs. 9/30/2025
Wealth Management - Private Wealth	$6,612	$6,547	$6,741	$7,149	$6,698	$65	1.0%	$(86)	(1.3)%
Wealth Management - Institutional Services	825	919	1,009	1,195	956	(94)	(10.2)%	(131)	(13.7)%
Total Wealth Management Segment Deposits	$7,437	$7,466	$7,750	$8,344	$7,654	$(29)	(0.4)%	$(217)	(2.8)%

	As of
End of Period Deposits by Percentage	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025
Non-interest-bearing deposits	31.5%	31.0%	30.4%	30.1%	30.5%
Interest-bearing checking	18.4%	19.1%	19.0%	19.6%	18.9%
Savings	9.3%	9.4%	9.4%	9.1%	9.2%
Money market—domestic	31.0%	30.6%	31.3%	30.6%	30.0%
Time deposits	9.8%	9.9%	9.9%	10.6%	11.4%
Total Deposits	100.0%	100.0%	100.0%	100.0%	100.0%
(1)Other deposits represent non-customer balances primarily consisting of wholesale funding (for example, selected deposits and brokered time deposits) and additional wholesale funding arrangements. Other deposits includes brokered deposits totaling $1.0 billion at 9/30/2026, $1.6 billion at 6/30/2026, $1.5 billion at 3/31/2026, $1.3 billion at 12/31/2025 and $1.8 billion at 9/30/2025.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Third Quarter 2026 Earnings Release
Average Balances of Deposits

	Average Balances
($ amounts in millions)	3Q26	2Q26	1Q26	4Q25	3Q25	3Q26 vs. 2Q26		3Q26 vs. 3Q25
Non-interest-bearing deposits	$39,776	$39,738	$39,160	$39,459	$39,538	$38	0.1%	$238	0.6%
Interest-bearing checking	24,513	25,121	25,245	24,528	24,274	(608)	(2.4)%	239	1.0%
Savings	12,147	12,355	12,075	11,876	12,046	(208)	(1.7)%	101	0.8%
Money market—domestic	39,922	40,382	40,366	39,591	38,593	(460)	(1.1)%	1,329	3.4%
Time deposits	12,782	13,095	13,388	14,396	15,124	(313)	(2.4)%	(2,342)	(15.5)%
Total Deposits	$129,140	$130,691	$130,234	$129,850	$129,575	$(1,551)	(1.2)%	(435)	(0.3)%

	Average Balances
($ amounts in millions)	3Q26	2Q26	1Q26	4Q25	3Q25	3Q26 vs. 2Q26		3Q26 vs. 3Q25
Consumer Bank Segment	$80,116	$80,624	$79,599	$79,437	$79,698	$(508)	(0.6)%	$418	0.5%
Corporate Bank Segment	39,505	40,106	40,707	40,243	39,733	(601)	(1.5)%	(228)	(0.6)%
Wealth Management Segment	7,484	7,594	7,777	7,810	7,262	(110)	(1.4)%	222	3.1%
Other (1)	2,035	2,367	2,151	2,360	2,882	(332)	(14.0)%	(847)	(29.4)%
Total Deposits	$129,140	$130,691	$130,234	$129,850	$129,575	$(1,551)	(1.2)%	$(435)	(0.3)%

	Average Balances
($ amounts in millions)	3Q26	2Q26	1Q26	4Q25	3Q25	3Q26 vs. 2Q26		3Q26 vs. 3Q25
Wealth Management - Private Wealth	$6,634	$6,672	$6,747	$6,719	$6,604	$(38)	(0.6)%	$30	0.5%
Wealth Management - Institutional Services	850	922	1,030	1,091	658	(72)	(7.8)%	192	29.2%
Total Wealth Management Segment Deposits	$7,484	$7,594	$7,777	$7,810	$7,262	$(110)	(1.4)%	$222	3.1%

	Average Balances
	Nine Months Ended September 30
($ amounts in millions)	2026	2025	2026 vs. 2025
Interest-free deposits	$39,560	$39,384	$176	0.4%
Interest-bearing checking	24,958	24,722	236	1.0%
Savings	12,192	12,174	18	0.1%
Money market—domestic	40,222	37,213	3,009	8.1%
Time deposits	13,086	15,416	(2,330)	(15.1)%
Total Deposits	$130,018	$128,909	$1,109	0.9%

	Average Balances
	Nine Months Ended September 30
($ amounts in millions)	2026	2025	2026 vs. 2025
Consumer Bank Segment	$80,115	$79,444	$671	0.8%
Corporate Bank Segment	40,102	39,098	1,004	2.6%
Wealth Management Segment	7,617	7,394	223	3.0%
Other (1)	2,184	2,973	(789)	(26.5)%
Total Deposits	$130,018	$128,909	$1,109	0.9%

	Average Balances
	Nine Months Ended September 30
($ amounts in millions)	2026	2025	2026 vs. 2025
Wealth Management - Private Wealth	$6,684	$6,734	$(50)	(0.7)%
Wealth Management - Institutional Services	933	660	273	41.4%
Total Wealth Management Segment Deposits	$7,617	$7,394	$223	3.0%
(1)Other deposits represent non-customer balances primarily consisting of wholesale funding (for example, selected deposits and brokered time deposits) and additional wholesale funding arrangements.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Third Quarter 2026 Earnings Release
Consolidated Statements of Income (unaudited)

	Quarter Ended
($ amounts in millions, except per share data)	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025
Interest income on:
Loans, including fees	$1,378	$1,351	$1,313	$1,358	$1,386
Debt securities	312	305	298	300	293
Loans held for sale	8	8	8	9	9
Other earning assets	86	84	83	101	108
Total interest income	1,784	1,748	1,702	1,768	1,796
Interest expense on:
Deposits	382	385	385	421	456
Short-term borrowings	40	34	17	4	8
Long-term borrowings	64	52	52	62	75
Total interest expense	486	471	454	487	539
Net interest income	1,298	1,277	1,248	1,281	1,257
Provision for credit losses	68	68	91	115	105
Net interest income after provision for credit losses	1,230	1,209	1,157	1,166	1,152
Non-interest income:
Service charges on deposit accounts	171	167	163	163	160
Card and ATM fees	126	126	117	123	122
Wealth management income	146	150	141	143	139
Capital markets income	107	84	84	80	104
Mortgage income	32	33	32	32	38
Securities gains (losses), net	(15)	(41)	(3)	—	(27)
Other	108	111	91	99	123
Total non-interest income	675	630	625	640	659
Non-interest expense:
Salaries and employee benefits	694	697	659	662	671
Equipment and software expense	113	107	108	112	106
Net occupancy expense	74	73	72	74	72
Other	237	244	229	250	254
Total non-interest expense	1,118	1,121	1,068	1,098	1,103
Income before income taxes	787	718	714	708	708
Income tax expense	156	148	155	174	139
Net income	$631	$570	$559	$534	$569
Net income available to common shareholders	$611	$549	$539	$514	$548
Weighted-average shares outstanding—during quarter:
Basic	852	854	863	875	890
Diluted	856	857	868	880	894
Actual shares outstanding—end of quarter	850	853	854	868	885
Earnings per common share: (1)
Basic	$0.72	$0.64	$0.63	$0.59	$0.62
Diluted	$0.71	$0.64	$0.62	$0.58	$0.61
Taxable-equivalent net interest income	$1,314	$1,291	$1,261	$1,294	$1,269
________
(1) Quarterly amounts may not add to year-to-date amounts due to rounding.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Third Quarter 2026 Earnings Release
Consolidated Statements of Income (continued) (unaudited)

	Nine Months Ended September 30
($ amounts in millions, except per share data)	2026	2025
Interest income on:
Loans, including fees	$4,042	$4,105
Debt securities	915	845
Loans held for sale	24	26
Other earning assets	253	329
Total interest income	5,234	5,305
Interest expense on:
Deposits	1,152	1,345
Short-term borrowings	91	13
Long-term borrowings	168	237
Total interest expense	1,411	1,595
Net interest income	3,823	3,710
Provision for credit losses	227	355
Net interest income after provision for credit losses	3,596	3,355
Non-interest income:
Service charges on deposit accounts	501	472
Card and ATM fees	369	364
Wealth management income	437	401
Capital markets income	275	267
Mortgage income	97	126
Securities gains (losses), net	(59)	(53)
Other	310	318
Total non-interest income	1,930	1,895
Non-interest expense:
Salaries and employee benefits	2,050	1,954
Equipment and software expense	328	309
Net occupancy expense	219	214
Other	710	738
Total non-interest expense	3,307	3,215
Income before income taxes	2,219	2,035
Income tax expense	459	413
Net income	$1,760	$1,622
Net income available to common shareholders	$1,699	$1,547
Weighted-average shares outstanding—during year:
Basic	856	898
Diluted	860	902
Actual shares outstanding—end of period	850	885
Earnings per common share:
Basic	$1.98	$1.72
Diluted	$1.97	$1.72
Taxable-equivalent net interest income	$3,866	$3,746

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Third Quarter 2026 Earnings Release
Consolidated Average Daily Balances and Yield/Rate Analysis

	Quarter Ended
	9/30/2026			6/30/2026
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate (1)	Average Balance	Income/ Expense	Yield/ Rate (1)
Assets
Earning assets:
Debt securities (2)(3)	$33,269	$312	3.75%	$33,286	$305	3.66%
Loans held for sale	501	8	6.55	512	8	6.16
Loans, net of unearned income:
Commercial and industrial (4)	51,910	714	5.40	51,504	697	5.36
Commercial real estate mortgage—owner-occupied (5)	5,074	68	5.27	5,089	66	5.14
Commercial real estate construction—owner-occupied	286	4	5.65	253	3	5.73
Commercial investor real estate mortgage	7,940	112	5.55	7,798	111	5.63
Commercial investor real estate construction	2,052	36	6.90	1,991	32	6.40
Residential first mortgage	19,423	204	4.18	19,551	201	4.11
Home equity	5,511	90	6.50	5,496	89	6.48
Consumer credit card	1,492	51	13.58	1,474	50	13.69
Other consumer	5,495	115	8.25	5,566	116	8.31
Total loans, net of unearned income	99,183	1,394	5.54	98,722	1,365	5.50
Interest-bearing deposits in other banks	7,204	69	3.79	7,291	69	3.78
Other earning assets	1,580	17	4.33	1,526	15	4.06
Total earning assets	141,737	1,800	5.02	141,337	1,762	4.96
Unrealized gains/(losses) on debt securities available for sale, net (2)	(1,125)			(769)
Allowance for loan losses	(1,503)			(1,533)
Cash and due from banks	3,001			3,247
Other non-earning assets	19,304			18,955
	$161,414			$161,237
Liabilities and Shareholders’ Equity
Interest-bearing liabilities:
Savings	$12,147	4	0.13	$12,355	4	0.12
Interest-bearing checking	24,513	72	1.18	25,121	74	1.17
Money market	39,922	208	2.07	40,382	209	2.07
Time deposits	12,782	98	3.02	13,095	98	3.02
Total interest-bearing deposits (6)	89,364	382	1.70	90,953	385	1.69
Federal funds purchased and securities sold under agreements to repurchase	1,677	16	3.69	1,096	9	3.64
Other short-term borrowings	2,428	24	3.88	2,592	25	3.81
Long-term borrowings	4,633	64	5.46	3,617	52	5.69
Total interest-bearing liabilities	98,102	486	1.97	98,258	471	1.92
Non-interest-bearing deposits (6)	39,776	—	—	39,738	—	—
Total funding sources	137,878	486	1.40	137,996	471	1.37
Net interest spread (2)			3.05			3.04
Other liabilities	4,975			4,500
Shareholders’ equity	18,489			18,676
Noncontrolling interest	72			65
	$161,414			$161,237
Net interest income/margin FTE basis (2)		$1,314	3.68%		$1,291	3.66%
_______
(1) Amounts have been calculated using whole dollar values and the prevailing interest accrual methodology.
(2) Debt securities are included on an amortized cost basis with yield and net interest margin calculated accordingly.
(3) Interest income includes hedging income of $1 million and $1 million for the quarter ended September 30, 2026 and June 30, 2026, respectively.
(4) Interest income includes hedging expense of $29 million and $30 million for the quarter ended September 30, 2026 and June 30, 2026, respectively.
(5) Interest income includes hedging expense of $3 million and $4 million for the quarter ended September 30, 2026 and June 30, 2026, respectively.
(6) Total deposit costs may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest-bearing deposits. The rates for total deposit costs equal 1.17% and 1.18% for the quarter ended September 30, 2026 and June 30, 2026, respectively.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Third Quarter 2026 Earnings Release
Consolidated Average Daily Balances and Yield/Rate Analysis (continued)

	Quarter Ended
	3/31/2026			12/31/2025			9/30/2025
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate (1)	Average Balance	Income/ Expense	Yield/ Rate (1)	Average Balance	Income/ Expense	Yield/ Rate (1)
Assets
Earning assets:
Debt securities (2)(3)	33,530	298	3.56%	33,464	300	3.58%	33,223	293	3.53%
Loans held for sale	579	8	5.48	642	9	5.73	662	9	5.52
Loans, net of unearned income:
Commercial and industrial (4)	49,572	665	5.37	48,769	688	5.53	49,588	714	5.65
Commercial real estate mortgage—owner-occupied (5)	4,887	63	5.14	4,866	65	5.16	4,860	62	5.04
Commercial real estate construction—owner-occupied	259	4	5.60	260	3	5.72	274	4	5.96
Commercial investor real estate mortgage	7,381	106	5.72	7,210	116	6.29	7,087	114	6.30
Commercial investor real estate construction	1,946	32	6.51	1,906	33	6.85	2,051	37	7.12
Residential first mortgage	19,674	200	4.07	19,822	202	4.07	19,944	202	4.06
Home equity	5,514	89	6.50	5,546	91	6.57	5,538	91	6.54
Consumer credit card	1,473	51	14.00	1,458	51	14.06	1,420	52	14.46
Other consumer	5,717	116	8.26	5,814	122	8.26	5,885	122	8.14
Total loans, net of unearned income	96,423	1,326	5.51	95,651	1,371	5.65	96,647	1,398	5.70
Interest-bearing deposits in other banks	7,415	69	3.79	7,596	79	4.07	8,316	94	4.51
Other earning assets	1,481	14	3.72	1,456	22	6.21	1,519	14	3.63
Total earning assets	139,428	1,715	4.93	138,809	1,781	5.07	140,367	1,808	5.09
Unrealized gains/(losses) on debt securities available for sale, net (2)	(580)			(641)			(1,001)
Allowance for loan losses	(1,552)			(1,545)			(1,616)
Cash and due from banks	3,275			3,055			2,892
Other non-earning assets	18,716			18,429			18,447
	$159,287			$158,107			$159,089
Liabilities and Shareholders’ Equity
Interest-bearing liabilities:
Savings	$12,075	4	0.13	$11,876	3	0.10	$12,046	4	0.13
Interest-bearing checking	25,245	71	1.15	24,528	78	1.26	24,274	86	1.41
Money market	40,366	207	2.08	39,591	220	2.20	38,593	234	2.40
Time deposits	13,388	103	3.12	14,396	120	3.33	15,124	132	3.45
Total interest-bearing deposits (6)	91,074	385	1.72	90,391	421	1.85	90,037	456	2.01
Federal funds purchased and securities sold under agreements to repurchase	655	7	3.66	52	2	3.91	48	—	4.36
Other short-term borrowings	1,077	10	3.80	211	2	4.25	696	8	4.49
Long-term borrowings	3,750	52	5.56	4,524	62	5.40	5,527	75	5.39
Total interest-bearing liabilities	96,556	454	1.91	95,178	487	2.03	96,308	539	2.22
Non-interest-bearing deposits (6)	39,160	—	—	39,459	—	—	39,538	—	—
Total funding sources	135,716	454	1.35	134,637	487	1.43	135,846	539	1.57
Net interest spread (2)			3.02			3.04			2.87
Other liabilities	4,435			4,438			4,515
Shareholders’ equity	19,077			18,986			18,688
Noncontrolling interest	59			46			40
	$159,287			$158,107			$159,089
Net interest income/margin FTE basis (2)		$1,261	3.67%		$1,294	3.70%		$1,269	3.59%
_______
(1) Amounts have been calculated using whole dollar values and the prevailing interest accrual methodology.
(2) Debt securities are included on an amortized cost basis with yield and net interest margin calculated accordingly.
(3)    Interest income includes hedge income of $1 million, $5 million, $7 million and for the quarter ended March 31, 2026, December 31, 2025, and September 30, 2025, respectively.
(4) Interest income includes hedging expense of $32 million, $44 million, and $58 million for the quarter ended March 31, 2026, December 31, 2025, and September 30, 2025, respectively.
(5) Interest income includes hedging expense of $4 million, $6 million, and $7 million for the quarter ended March 31, 2026,December 31, 2025, and September 30, 2025, respectively.
(6) Total deposit costs may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest-bearing deposits. The rates for total deposit costs equal 1.20%, 1.29%, and 1.39% for the quarter ended March 31, 2026, December 31, 2025, and September 30, 2025, respectively.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Third Quarter 2026 Earnings Release
Consolidated Average Daily Balances and Yield/Rate Analysis (continued)

	Nine Months Ended September 30
	2026			2025
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate (1)	Average Balance	Income/ Expense	Yield/ Rate (1)
Assets
Earning assets:
Federal funds sold and securities purchased under agreements to resell	$—	$—	—%	$1	$—	4.42%
Debt securities (2)(3)	33,361	915	3.66	32,798	845	3.44
Loans held for sale	531	24	6.04	535	26	6.50
Loans, net of unearned income:
Commercial and industrial (4)	51,004	2,076	5.38	49,278	2,109	5.65
Commercial real estate mortgage—owner-occupied (5)	5,018	197	5.18	4,874	184	4.98
Commercial real estate construction—owner-occupied	266	11	5.66	287	13	5.83
Commercial investor real estate mortgage	7,708	329	5.63	6,794	327	6.34
Commercial investor real estate construction	1,997	100	6.61	2,173	117	7.10
Residential first mortgage	19,548	605	4.12	19,991	600	4.00
Home equity	5,507	268	6.50	5,524	272	6.56
Consumer credit card	1,480	152	13.75	1,404	152	14.42
Other consumer	5,591	347	8.27	5,959	367	8.25
Total loans, net of unearned income	98,119	4,085	5.52	96,284	4,141	5.70
Interest-bearing deposits in other banks	7,303	207	3.79	8,529	285	4.48
Other earning assets	1,528	46	4.04	1,490	44	3.92
Total earning assets	140,842	5,277	4.97	139,637	5,341	5.08
Unrealized gains/(losses) on debt securities available for sale, net (2)	(826)			(1,352)
Allowance for loan losses	(1,529)			(1,628)
Cash and due from banks	3,173			2,914
Other non-earning assets	18,994			18,417
	$160,654			$157,988
Liabilities and Shareholders’ Equity
Interest-bearing liabilities:
Savings	$12,192	12	0.13	$12,174	12	0.13
Interest-bearing checking	24,958	217	1.17	24,722	263	1.42
Money market	40,222	624	2.07	37,213	658	2.37
Time deposits	13,086	299	3.05	15,416	412	3.57
Total interest-bearing deposits (6)	90,458	1,152	1.70	89,525	1,345	2.01
Federal funds purchased and securities sold under agreements to repurchase	1,146	32	3.67	56	1	4.39
Other short-term borrowings	2,038	59	3.84	346	12	4.52
Long-term borrowings	4,003	168	5.56	5,728	237	5.47
Total interest-bearing liabilities	97,645	1,411	1.93	95,655	1,595	2.23
Non-interest-bearing deposits (6)	39,560	—	—	39,384	—	—
Total funding sources	137,205	1,411	1.37	135,039	1,595	1.58
Net interest spread (2)			3.04			2.85
Other liabilities	4,639			4,523
Shareholders’ equity	18,744			18,390
Noncontrolling interest	66			36
	$160,654			$157,988
Net interest income/margin FTE basis (2)		$3,866	3.67%		$3,746	3.59%
_______
(1) Amounts have been calculated using whole dollar values and the prevailing interest accrual methodology.
(2) Debt securities are included on an amortized cost basis with yield and net interest margin calculated accordingly.
(3)    Interest income includes hedging income of $3 million and $15 million for the nine months ended September 30, 2026 and 2025, respectively.
(4) Interest income includes hedging expense of $91 million and $171 million for the nine months ended September 30, 2026 and 2025, respectively.
(5) Interest income includes hedging expense of $11 million and $21 million for the nine months ended September 30, 2026 and 2025, respectively.
(6) Total deposit costs may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest bearing deposits. The rates for total deposit costs equal 1.18% and 1.39% for the nine months ended September 30, 2026 and 2025, respectively.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Third Quarter 2026 Earnings Release
Pre-Tax Pre-Provision Income ("PPI") (non-GAAP) and Adjusted PPI (non-GAAP)
The Pre-Tax Pre-Provision Income tables below present computations of pre-tax pre-provision income excluding certain adjustments (non-GAAP). Regions believes that the presentation of PPI and the exclusion of certain items from PPI provides a meaningful basis for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations.

	Quarter Ended
($ amounts in millions)	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025	3Q26 vs. 2Q26		3Q26 vs. 3Q25
Net income available to common shareholders (GAAP)	$611	$549	$539	$514	$548	$62	11.3%	$63	11.5%
Preferred dividends (GAAP)	20	21	20	20	21	(1)	(4.8)%	(1)	(4.8)%
Income tax expense (GAAP)	156	148	155	174	139	8	5.4%	17	12.2%
Income before income taxes (GAAP)	787	718	714	708	708	69	9.6%	79	11.2%
Provision for credit losses (GAAP)	68	68	91	115	105	—	—%	(37)	(35.2)%
Pre-tax pre-provision income (non-GAAP)	855	786	805	823	813	69	8.8%	42	5.2%
Other adjustments:
Securities (gains) losses, net	15	40	—	—	25	(25)	(62.5)%	(10)	(40.0)%
FDIC insurance special assessment	—	—	—	(14)	(3)	—	NM	3	100.0%
Branch consolidation, property and equipment charges	—	5	—	—	(5)	(5)	(100.0)%	5	100.0%
Total other adjustments	15	45	—	(14)	17	(30)	(66.7)%	(2)	(11.8)%
Adjusted pre-tax pre-provision income (non-GAAP)	$870	$831	$805	$809	$830	$39	4.7%	$40	4.8%
_____
NM - Not meaningful

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Third Quarter 2026 Earnings Release
Non-Interest Income

	Quarter Ended
($ amounts in millions)	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025	3Q26 vs. 2Q26		3Q26 vs. 3Q25
Service charges on deposit accounts	$171	$167	$163	$163	$160	$4	2.4%	$11	6.9%
Card and ATM fees	126	126	117	123	122	—	—%	4	3.3%
Wealth management income	146	150	141	143	139	(4)	(2.7)%	7	5.0%
Capital markets income (1)	107	84	84	80	104	23	27.4%	3	2.9%
Mortgage income	32	33	32	32	38	(1)	(3.0)%	(6)	(15.8)%
Commercial credit fee income	35	28	30	30	28	7	25.0%	7	25.0%
BOLI income	32	24	30	23	25	8	33.3%	7	28.0%
Market value adjustments on employee benefit assets (2)	(4)	24	(5)	(5)	12	(28)	(116.7)%	(16)	(133.3)%
Securities gains (losses), net	(15)	(41)	(3)	—	(27)	26	63.4%	12	44.4%
Other miscellaneous income	45	35	36	51	58	10	28.6%	(13)	(22.4)%
Total non-interest income	$675	$630	$625	$640	$659	$45	7.1%	$16	2.4%
Service Charges on Deposit Accounts by Segment

	Quarter Ended
($ amounts in millions)	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025	3Q26 vs. 2Q26		3Q26 vs. 3Q25
Consumer Bank Segment (3)	$106	$100	$96	$101	$99	$6	6.0%	$7	7.1%
Corporate Bank Segment (4)	64	66	66	61	61	(2)	(3.0)%	3	4.9%
Wealth Management Segment	1	1	1	1	—	—	—%	1	NM
Total service charges on deposit accounts	$171	$167	$163	$163	$160	$4	2.4%	$11	6.9%
Wealth Management Income

	Quarter Ended
($ amounts in millions)	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025	3Q26 vs. 2Q26		3Q26 vs. 3Q25
Investment management and trust fee income	$96	$97	$92	$95	$91	$(1)	(1.0)%	$5	5.5%
Investment services fee income	50	53	49	48	48	(3)	(5.7)%	2	4.2%
Total wealth management income (5)	$146	$150	$141	$143	$139	$(4)	(2.7)%	$7	5.0%
Capital Markets Income

	Quarter Ended
($ amounts in millions)	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025	3Q26 vs. 2Q26		3Q26 vs. 3Q25
Capital markets income	$107	$84	$84	$80	$104	$23	27.4%	$3	2.9%
Less: Valuation adjustments on customer derivatives (6)	1	(2)	1	—	—	3	150.0%	1	NM
Capital markets income excluding valuation adjustments	$106	$86	$83	$80	$104	$20	23.3%	$2	1.9%
Mortgage Income

	Quarter Ended
($ amounts in millions)	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025	3Q26 vs. 2Q26		3Q26 vs. 3Q25
Production and sales	$15	$17	$18	$17	$17	$(2)	(11.8)%	$(2)	(11.8)%
Loan servicing	46	45	46	47	47	1	2.2%	(1)	(2.1)%
MSR and related hedge impact:
MSRs fair value increase (decrease) due to change in valuation inputs or assumptions	69	5	1	13	1	64	NM	68	NM
MSRs hedge gain (loss)	(72)	(9)	(3)	(16)	1	(63)	NM	(73)	NM
MSRs change due to payment decay	(26)	(25)	(30)	(29)	(28)	(1)	(4.0)%	2	7.1%
MSR and related hedge impact	(29)	(29)	(32)	(32)	(26)	—	—%	(3)	(11.5)%
Total mortgage income	$32	$33	$32	$32	$38	$(1)	(3.0)%	$(6)	(15.8)%

Mortgage production - portfolio	$445	$586	$451	$463	$465	$(141)	(24.1)%	$(20)	(4.3)%
Mortgage production - agency/secondary market	517	586	516	494	504	(69)	(11.8)%	13	2.6%
Total mortgage production	$962	$1,172	$967	$957	$969	$(210)	(17.9)%	$(7)	(0.7)%

Mortgage production - purchased	79.5%	72.9%	61.2%	71.7%	81.4%
Mortgage production - refinanced	20.5%	27.1%	38.8%	28.3%	18.6%
_________
NM - Not Meaningful
(1)Capital markets income primarily relates to capital raising activities that includes debt securities underwriting and placement, loan syndication and placement, as well as foreign exchange, derivative and merger and acquisition advisory services.
(2)These market value adjustments relate to assets held for employee and director benefits that are offset within salaries and employee benefits expense and other non-interest expense.
(3)Consumer overdraft fees represent approximately half of these amounts each quarter.
(4)The majority of these amounts relate to Treasury Management (TM) activities and typically represent approximately two-thirds of total TM revenue each quarter.
(5)Total wealth management income does not include certain smaller dollar amounts that are attributable to the wealth management segment.
(6)For the purposes of determining the fair value of customer derivatives, the Company considers the risk of nonperformance by counterparties, as well as the Company's own risk of nonperformance. The valuation adjustments above are reflective of the values associated with these considerations.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Third Quarter 2026 Earnings Release
Non-Interest Income

($ amounts in millions)	Nine Months Ended		Year-to-Date Change 9/30/2026 vs. 9/30/2025
	9/30/2026	9/30/2025	Amount	Percent
Service charges on deposit accounts	$501	$472	$29	6.1%
Card and ATM fees	369	364	5	1.4%
Wealth management income	437	401	36	9.0%
Capital markets income (1)	275	267	8	3.0%
Mortgage income	97	126	(29)	(23.0)%
Commercial credit fee income	93	84	9	10.7%
Bank-owned life insurance	86	72	14	19.4%
Market value adjustments on employee benefit assets (2)	15	25	(10)	(40.0)%
Securities gains (losses), net	(59)	(53)	(6)	(11.3)%
Other miscellaneous income	116	137	(21)	(15.3)%
Total non-interest income	$1,930	$1,895	$35	1.8%
Service Charges on Deposit Accounts by Segment

	Nine Months Ended		Year-to-Date Change 9/30/2026 vs. 9/30/2025
($ amounts in millions)	9/30/2026	9/30/2025	Amount	Percent
Consumer Bank Segment (3)	$302	$285	$17	6.0%
Corporate Bank Segment (4)	196	185	11	5.9%
Wealth Management Segment	3	2	1	50.0%
Total service charges on deposit accounts	$501	$472	$29	6.1%
Wealth Management Income

	Nine Months Ended		Year-to-Date Change 9/30/2026 vs. 9/30/2025
($ amounts in millions)	9/30/2026	9/30/2025	Amount	Percent
Investment management and trust fee income	$285	$267	$18	6.7%
Investment services fee income	152	134	18	13.4%
Total wealth management income (5)	$437	$401	$36	9.0%
Capital Markets Income

	Nine Months Ended		Year-to-Date Change 9/30/2026 vs. 9/30/2025
($ amounts in millions)	9/30/2026	9/30/2025	Amount	Percent
Capital markets income	$275	$267	$8	3.0%
Less: Valuation adjustments on customer derivatives (6)	—	(3)	3	100.0%
Capital markets income excluding valuation adjustments	$275	$270	$5	1.9%
Mortgage Income

	Nine Months Ended		Year-to-Date Change 9/30/2026 vs. 9/30/2025
($ amounts in millions)	9/30/2026	9/30/2025	Amount	Percent
Production and sales	$50	$47	$3	6.4%
Loan servicing	137	141	(4)	(2.8)%
MSR and related hedge impact:
MSRs fair value increase (decrease) due to change in valuation inputs or assumptions	75	7	68	NM
MSRs hedge gain	(84)	15	(99)	NM
MSRs change due to payment decay	(81)	(84)	3	3.6%
MSR and related hedge impact	(90)	(62)	(28)	(45.2)%
Total mortgage income	$97	$126	$(29)	(23.0)%

Mortgage production - portfolio	$1,482	$1,422	$60	4.2%
Mortgage production - agency/secondary market	1,619	1,391	228	16.4%
Total mortgage production	$3,101	$2,813	$288	10.2%

Mortgage production - purchased	71.3%	82.2%
Mortgage production - refinanced	28.7%	17.8%
_________
NM - Not Meaningful
(1)Capital markets income primarily relates to capital raising activities that includes debt securities underwriting and placement, loan syndication and placement, as well as foreign exchange, derivative and merger and acquisition advisory services.
(2)These market value adjustments relate to assets held for employee and director benefits that are offset within salaries and employee benefits expense and other non-interest expense.
(3)Consumer overdraft fees typically represent approximately half of these amounts each reporting period.
(4)The majority of these amounts relate to Treasury Management (TM), and typically represent approximately two-thirds of Regions' total TM revenue each reporting period.
(5)Total wealth management income does not include certain smaller dollar amounts that are attributable to the wealth management segment.
(6)For the purposes of determining the fair value of customer derivatives, the Company considers the risk of nonperformance by counterparties, as well as the Company's own risk of nonperformance. The valuation adjustments above are reflective of the values associated with these considerations.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Third Quarter 2026 Earnings Release
Non-Interest Expense

	Quarter Ended
($ amounts in millions)	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025	3Q26 vs. 2Q26		3Q26 vs. 3Q25
Salaries and employee benefits	$694	$697	$659	$662	$671	$(3)	(0.4)%	$23	3.4%
Equipment and software expense	113	107	108	112	106	6	5.6%	7	6.6%
Net occupancy expense	74	73	72	74	72	1	1.4%	2	2.8%
Outside services	45	47	42	45	42	(2)	(4.3)%	3	7.1%
Marketing	29	28	29	29	28	1	3.6%	1	3.6%
Professional, legal and regulatory expenses	35	28	28	30	30	7	25.0%	5	16.7%
Credit/checkcard expenses	18	16	14	18	15	2	12.5%	3	20.0%
FDIC insurance assessments	16	17	19	3	15	(1)	(5.9)%	1	6.7%
Visa class B shares expense	4	2	1	8	8	2	100.0%	(4)	(50.0)%
Operational losses	7	8	10	9	18	(1)	(12.5)%	(11)	(61.1)%
Branch consolidation, property and equipment charges	—	5	—	—	(5)	(5)	(100.0)%	5	100.0%
Other miscellaneous expenses	83	93	86	108	103	(10)	(10.8)%	(20)	(19.4)%
Total non-interest expense	$1,118	$1,121	$1,068	$1,098	$1,103	$(3)	(0.3)%	$15	1.4%
Salaries and Benefits Expense

	Quarter Ended
($ amounts in millions)	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025	3Q26 vs. 2Q26		3Q26 vs. 3Q25
Salaries and employee benefits	$694	$697	$659	$662	$671	$(3)	(0.4)%	$23	3.4%
Less: Market value adjustments on supplemental 401(k) liabilities (1)	(2)	24	(4)	6	13	(26)	(108.3)%	(15)	(115.4)%
Salaries and employee benefits less market value adjustments on employee benefits liabilities	$696	$673	$663	$656	$658	$23	3.4%	$38	5.8%

Non-Interest Expense

	Nine Months Ended		Year-to-Date Change 9/30/2026 vs. 9/30/2025
($ amounts in millions)	9/30/2026	9/30/2025	Amount	Percent
Salaries and employee benefits	$2,050	$1,954	$96	4.9%
Equipment and software expense	328	309	19	6.1%
Net occupancy expense	219	214	5	2.3%
Outside services	134	121	13	10.7%
Marketing	86	84	2	2.4%
Professional, legal and regulatory expenses	91	81	10	12.3%
Credit/checkcard expenses	48	46	2	4.3%
FDIC insurance assessments	52	55	(3)	(5.5)%
Visa class B shares expense	7	19	(12)	(63.2)%
Operational losses	25	44	(19)	(43.2)%
Branch consolidation, property and equipment charges	5	(5)	10	200.0%
Other miscellaneous expenses	262	293	(31)	(10.6)%
Total non-interest expense	$3,307	$3,215	$92	2.9%

Salaries and Benefits Expense

	Nine Months Ended		Year-to-Date Change 9/30/2026 vs. 9/30/2025
($ amounts in millions)	9/30/2026	9/30/2025	Amount	Percent
Salaries and employee benefits	$2,050	$1,954	$96	4.9%
Less: Market value adjustments on 401(k) liabilities (1)	18	28	(10)	(35.7)%
Salaries and employee benefits less market value adjustments on employee benefits liabilities	$2,032	$1,926	$106	5.5%
_________
NM - Not Meaningful
(1) The Company holds assets in order to offset the market value adjustments on 401(k) liabilities and the market value adjustments on those assets are recorded in non-interest income.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Third Quarter 2026 Earnings Release
Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures
Adjusted Efficiency Ratios, Adjusted Fee Income Ratios, Adjusted Non-Interest Income/Expense, Adjusted Operating Leverage Ratios, and Adjusted Total Revenue
The table below presents computations of the efficiency ratio, which is a measure of productivity, generally calculated as non-interest expense divided by total revenue; and the fee income ratio, generally calculated as non-interest income divided by total revenue. Management uses these ratios to monitor performance and believes these measures provide meaningful information to investors. Non-interest expense (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest expense (non-GAAP), which is the numerator for the adjusted efficiency ratio. Non-interest income (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest income (non-GAAP), which is the numerator for the adjusted fee income ratio. Net interest income and non-interest income are added together to arrive at total revenue. Net interest income and adjusted non-interest income are added together to arrive at adjusted total revenue (non-GAAP). Net interest income on a taxable-equivalent basis and non-interest income are added together to arrive at total revenue on a taxable-equivalent basis (GAAP). Net interest income on a taxable-equivalent basis and adjusted non-interest income are added together to arrive at adjusted total revenue on a taxable-equivalent basis (non-GAAP), which is the denominator for the adjusted fee income and adjusted efficiency ratios. Also presented is a computation of the adjusted operating leverage ratio (non-GAAP), which is the period-to-period percentage change in adjusted total revenue on a taxable-equivalent basis (non-GAAP) less the percentage change in adjusted non-interest expense (non-GAAP).

		Quarter Ended
($ amounts in millions)		9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025	3Q26 vs. 2Q26		3Q26 vs. 3Q25
Non-interest expense (GAAP)	A	$1,118	$1,121	$1,068	$1,098	$1,103	$(3)	(0.3)%	$15	1.4%
Adjustments:
FDIC insurance special assessment		—	—	—	14	3	—	NM	(3)	(100.0)%
Branch consolidation, property and equipment charges		—	(5)	—	—	5	5	100.0%	(5)	(100.0)%
Adjusted non-interest expense (non-GAAP)	B	$1,118	$1,116	$1,068	$1,112	$1,111	$2	0.2%	$7	0.6%
Net interest income (GAAP)	C	$1,298	$1,277	$1,248	$1,281	$1,257	$21	1.6%	$41	3.3%
Taxable-equivalent adjustment		16	14	13	13	12	2	14.3%	4	33.3%
Net interest income, taxable-equivalent basis (GAAP)	D	$1,314	$1,291	$1,261	$1,294	$1,269	$23	1.8%	$45	3.5%
Non-interest income (GAAP)	E	$675	$630	$625	$640	$659	$45	7.1%	$16	2.4%
Adjustments:
Securities (gains) losses, net		15	40	—	—	25	(25)	(62.5)%	(10)	(40.0)%
Adjusted non-interest income (non-GAAP)	F	$690	$670	$625	$640	$684	$20	3.0%	$6	0.9%
Total revenue (GAAP)	C+E=G	$1,973	$1,907	$1,873	$1,921	$1,916	$66	3.5%	$57	3.0%
Adjusted total revenue (non-GAAP)	C+F=H	$1,988	$1,947	$1,873	$1,921	$1,941	$41	2.1%	$47	2.4%
Total revenue, taxable-equivalent basis (GAAP)	D+E=I	$1,989	$1,921	$1,886	$1,934	$1,928	$68	3.5%	$61	3.2%
Adjusted total revenue, taxable-equivalent basis (non-GAAP)	D+F=J	$2,004	$1,961	$1,886	$1,934	$1,953	$43	2.2%	$51	2.6%
Operating leverage ratio (GAAP) (1)	I-A							3.7%		1.7%
Adjusted operating leverage ratio (non-GAAP) (1)	J-B							1.9%		1.9%
Efficiency ratio (GAAP) (1)	A/I	56.2%	58.3%	56.6%	56.8%	57.2%
Adjusted efficiency ratio (non-GAAP) (1)	B/J	55.8%	56.9%	56.6%	57.5%	56.9%
Fee income ratio (GAAP) (1)	E/I	33.9%	32.8%	33.1%	33.1%	34.2%
Adjusted fee income ratio (non-GAAP) (1)	F/J	34.4%	34.2%	33.1%	33.1%	35.0%
________
NM - Not Meaningful
(1) Amounts have been calculated using whole dollar values.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Third Quarter 2026 Earnings Release

Reconciliation of GAAP Financial Measures to non-GAAP Financial Measures
Adjusted Efficiency Ratios, Adjusted Fee Income Ratios, Adjusted Non-Interest Income/Expense, Adjusted Operating Leverage Ratios, and Adjusted Total Revenue (continued)

		Nine Months Ended September 30
($ amounts in millions)		2026	2025	2026 vs. 2025
Non-interest expense (GAAP)	A	$3,307	$3,215	$92	2.9%
Adjustments:
FDIC insurance special assessment		—	3	(3)	(100.0)%
Branch consolidation, property and equipment charges		(5)	5	(10)	(200.0)%
Salaries and employee benefits—severance charges		—	(2)	2	100.0%
Professional, legal and regulatory expenses		—	(2)	2	100.0%
Adjusted non-interest expense (non-GAAP)	B	$3,302	$3,219	$83	2.6%
Net interest income (GAAP)	C	$3,823	$3,710	$113	3.0%
Taxable-equivalent adjustment		43	36	7	19.4%
Net interest income, taxable-equivalent basis	D	$3,866	$3,746	$120	3.2%
Non-interest income (GAAP)	E	$1,930	$1,895	$35	1.8%
Adjustments:
Securities (gains) losses, net		55	50	5	10.0%
Adjusted non-interest income (non-GAAP)	F	$1,985	$1,945	$40	2.1%
Total revenue (GAAP)	C+E= G	$5,753	$5,605	$148	2.6%
Adjusted total revenue (non-GAAP)	C+F=H	$5,808	$5,655	$153	2.7%
Total revenue, taxable-equivalent basis (GAAP)	D+E=I	$5,796	$5,641	$155	2.7%
Adjusted total revenue, taxable-equivalent basis (non-GAAP)	D+F=J	$5,851	$5,691	$160	2.8%
Operating leverage ratio (GAAP) (1)	I-A				(0.1)%
Adjusted operating leverage ratio (non-GAAP) (1)	J-B				0.2%
Efficiency ratio (GAAP) (1)	A/I	57.1%	57.0%
Adjusted efficiency ratio (non-GAAP) (1)	B/J	56.4%	56.5%
Fee income ratio (GAAP) (1)	E/I	33.3%	33.6%
Adjusted fee income ratio (non-GAAP) (1)	F/J	33.9%	34.2%
______
(1)Amounts have been calculated using whole dollar values.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Third Quarter 2026 Earnings Release
Reconciliation of GAAP Financial Measures to non-GAAP Financial Measures
Adjusted Net Income Available to Common Shareholders, Adjusted Diluted EPS, and Return Ratios
The table below provides a reconciliation of net income available to common shareholders (GAAP) to adjusted net income available to common shareholders (non-GAAP), a computation of adjusted diluted EPS (non-GAAP), and calculations of “average tangible common shareholders’ equity” (non-GAAP) and related ratios. Net income available to common shareholders (GAAP) is presented excluding certain adjustments, net of tax, to arrive at adjusted net income available to common shareholders (non-GAAP), which is the numerator for adjusted diluted EPS (non-GAAP). Management uses these ratios to monitor performance and believes these measures provide meaningful information to investors. Average tangible common shareholders’ equity ratios have become a focus of some investors and management believes they may assist investors in analyzing the capital position of the Company absent the effects of intangible assets and preferred stock. Analysts and banking regulators have assessed Regions’ capital adequacy using the average tangible common shareholders’ equity measure. Because average tangible common shareholders’ equity is not formally defined by GAAP or prescribed in any amount by federal banking regulations it is currently considered to be a non-GAAP financial measure and other entities may calculate it differently than Regions’ disclosed calculations. In calculating return on average tangible common shareholders' equity ratios, Regions makes adjustments to shareholders' equity including average intangible assets and related deferred taxes, and average preferred stock. Regions also presents an adjusted tangible common shareholder ratio using adjusted net income (non-GAAP) as the numerator. Management uses these metrics to monitor performance and believes these measures provide meaningful information to investors.

		Quarter Ended
($ amounts in millions)		9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025	3Q26 vs. 2Q26		3Q26 vs. 3Q25
Net income available to common shareholders (GAAP)	A	$611	$549	$539	$514	$548	$62	11.3%	$63	11.5%
Adjustments:
Securities (gains) losses, net		15	40	—	—	25	(25)	(62.5)%	(10)	(40.0)%
FDIC insurance special assessment		—	—	—	(14)	(3)	—	NM	3	100.0%
Branch consolidation, property and equipment charges		—	5	—	—	(5)	(5)	(100.0)%	5	100.0%
Total adjustments		15	45	—	(14)	17	$(30)	(66.7)%	$(2)	(11.8)%
Tax impact of adjusted items (1)		(4)	(11)	—	4	(4)	7	63.6%	—	—%
Adjusted net income available to common shareholders (non-GAAP)	B	$622	$583	$539	$504	$561	$39	6.7%	$61	10.9%
Weighted-average diluted shares	C	856	857	868	880	894
Diluted EPS (GAAP) (2)	A/C	$0.71	$0.64	$0.62	$0.58	$0.61	$0.07	10.9%	$0.10	16.4%
Adjusted diluted EPS (non-GAAP) (2)	B/C	$0.73	$0.68	$0.62	$0.57	$0.63	$0.05	7.4%	$0.10	15.9%

Average shareholders' equity (GAAP)		18,489	18,676	19,077	18,986	18,688	(187)	(1.0)%	(199)	(1.1)%
Less: Average preferred stock (GAAP)		1,369	1,369	1,369	1,369	1,369	—	—%	—	—%
Average common shareholders' equity (GAAP)	D	17,120	17,307	17,708	17,617	17,319	(187)	(1.1)%	(199)	(1.1)%
Less:
Average intangible assets (GAAP)		5,871	5,863	5,869	5,876	5,883	8	0.1%	(12)	(0.2)%
Average deferred tax liability related to intangibles (GAAP)		(144)	(141)	(138)	(135)	(131)	(3)	(2.1)%	(13)	(9.9)%
Average tangible common shareholders' equity (non-GAAP)	E	$11,393	$11,585	$11,977	$11,876	$11,567	(192)	(1.7)%	(174)	(1.5)%
Return on average common shareholders' equity (GAAP) (2)*	A/D	14.16%	12.73%	12.35%	11.58%	12.56%
Return on average tangible common shareholders' equity (non-GAAP) (2)*	A/E	21.27%	19.01%	18.26%	17.17%	18.81%
Adjusted return on average tangible common shareholders' equity (non-GAAP) (2)*	B/E	21.66%	20.18%	18.26%	16.84%	19.24%
_______
*Annualized
NM - Not Meaningful
(1) Unless separately noted, the tax impact for adjustments has been calculated using a nominal tax rate of 25 percent.
(2) Amounts calculated based upon whole dollar values.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Third Quarter 2026 Earnings Release
Reconciliation of GAAP Financial Measures to non-GAAP Financial Measures
Tangible Common Ratios
The following table provides a reconciliation of shareholders’ equity (GAAP) to tangible common shareholders’ equity (non-GAAP) and the calculations of the end of period “tangible common shareholders’ equity to tangible assets” and "tangible common book value per share" ratios (non-GAAP). Since analysts and banking regulators may assess Regions’ capital adequacy using tangible common shareholders' equity, management believes that it is useful to provide investors the ability to assess Regions’ capital adequacy on this same basis.

		As of and for Quarter Ended
($ amounts in millions, except per share data)		9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025
TANGIBLE COMMON RATIOS
Shareholders’ equity (GAAP)	A	$17,847	$18,840	$18,779	$19,043	$19,049
Less: Preferred stock (GAAP)		1,369	1,369	1,369	1,369	1,369
Common shareholders' equity (GAAP)	B	16,478	17,471	17,410	17,674	17,680
Less:
Intangible assets (GAAP)		5,868	5,859	5,866	5,873	5,879
Deferred tax liability related to intangibles (GAAP)		(146)	(143)	(141)	(138)	(133)
Tangible common shareholders’ equity (non-GAAP)	C	$10,756	$11,755	$11,685	$11,939	$11,934
Total assets (GAAP)	D	$163,213	$161,299	$160,741	$158,814	$159,940
Less:
Intangible assets (GAAP)		5,868	5,859	5,866	5,873	5,879
Deferred tax liability related to intangibles (GAAP)		(146)	(143)	(141)	(138)	(133)
Tangible assets (non-GAAP)	E	$157,491	$155,583	$155,016	$153,079	$154,194
Shares outstanding—end of quarter	F	850	853	854	868	885
Total equity to total assets (GAAP) (1)	A/D	10.93%	11.68%	11.68%	11.99%	11.91%
Tangible common shareholders’ equity to tangible assets (non-GAAP) (1)	C/E	6.83%	7.55%	7.54%	7.80%	7.74%
Common book value per share (GAAP) (1)	B/F	$19.38	$20.48	$20.39	$20.36	$19.98
Tangible common book value per share (non-GAAP) (1)	C/F	$12.65	$13.78	$13.69	$13.75	$13.49
____
(1)Amounts have been calculated using whole dollar values.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Third Quarter 2026 Earnings Release
Asset Quality

	As of and for Quarter Ended
($ amounts in millions)	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025
Beginning allowance for loan losses (ALL)	$1,489	$1,527	$1,556	$1,581	$1,612

Loans charged-off:
Commercial and industrial	34	66	88	92	57
Commercial real estate mortgage—owner-occupied	2	1	—	1	1
Total commercial	36	67	88	93	58
Commercial investor real estate mortgage	—	—	—	4	34
Total investor real estate	—	—	—	4	34
Residential first mortgage	1	1	—	—	1
Home equity—lines of credit	—	1	1	—	—
Home equity—closed-end	1	—	—	1	—
Consumer credit card	18	18	18	17	16
Other consumer	42	36	44	52	51
Total consumer	62	56	63	70	68
Total	98	123	151	167	160

Recoveries of loans previously charged-off:
Commercial and industrial	13	8	9	11	10
Commercial real estate mortgage—owner-occupied	—	1	—	—	1
Total commercial	13	9	9	11	11
Commercial investor real estate mortgage	—	—	—	1	2
Total investor real estate	—	—	—	1	2
Residential first mortgage	—	1	—	1	—
Home equity—lines of credit	—	1	1	1	1
Home equity—closed-end	1	—	—	1	—
Consumer credit card	4	2	3	2	2
Other consumer	8	8	8	8	9
Total consumer	13	12	12	13	12
Total	26	21	21	25	25

Net charge-offs (recoveries):
Commercial and industrial	21	58	79	81	47
Commercial real estate mortgage—owner-occupied	2	—	—	1	—
Total commercial	23	58	79	82	47
Commercial investor real estate mortgage	—	—	—	3	32
Total investor real estate	—	—	—	3	32
Residential first mortgage	1	—	—	(1)	1
Home equity—lines of credit	—	—	—	(1)	(1)
Consumer credit card	14	16	15	15	14
Other consumer	34	28	36	44	42
Total consumer	49	44	51	57	56
Total	72	102	130	142	135

Provision for loan losses	72	64	101	117	104
Ending allowance for loan losses (ALL)	1,489	1,489	1,527	1,556	1,581
Beginning reserve for unfunded credit commitments	124	120	130	132	131
Provision for (benefit from) unfunded credit losses	(4)	4	(10)	(2)	1
Ending reserve for unfunded commitments	120	124	120	130	132
Allowance for credit losses (ACL) at period end	$1,609	$1,613	$1,647	$1,686	$1,713

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Third Quarter 2026 Earnings Release

Asset Quality (continued)

	As of and for Quarter Ended
($ amounts in millions)	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025
Net loan charge-offs as a % of average loans, annualized (1):
Commercial and industrial	0.16%	0.45%	0.65%	0.66%	0.37%
Commercial real estate mortgage—owner-occupied	0.16%	0.01%	(0.03)%	0.02%	0.04%
Commercial real estate construction—owner-occupied	0.03%	0.22%	(0.05)%	(0.07)%	(0.01)%
Total commercial	0.16%	0.41%	0.58%	0.60%	0.34%
Commercial investor real estate mortgage	0.01%	—%	0.02%	0.15%	1.82%
Total investor real estate	0.01%	—%	0.02%	0.12%	1.41%
Residential first mortgage	0.01%	—%	—%	—%	0.01%
Home equity—lines of credit	(0.04)%	(0.04)%	(0.01)%	(0.10)%	(0.12)%
Home equity—closed-end	—%	(0.03)%	(0.02)%	—%	(0.01)%
Consumer credit card	3.85%	4.28%	4.17%	4.08%	3.94%
Other consumer	2.45%	2.09%	2.51%	2.97%	2.83%
Total consumer	0.60%	0.56%	0.63%	0.70%	0.67%
Total	0.29%	0.42%	0.54%	0.59%	0.55%
Non-performing loans, excluding loans held for sale	$585	$668	$692	$698	$758
Non-performing loans held for sale	12	1	1	—	12
Non-performing loans, including loans held for sale	597	669	693	698	770
Foreclosed properties	20	19	20	17	18
Non-performing assets (NPAs)	$617	$688	$713	$715	$788
Loans past due > 90 days (2)	$159	$158	$170	$180	$154
Criticized loans—business (3)	$3,203	$3,370	$3,384	$3,342	$3,682
Credit Ratios (1):
ACL/Loans, net	1.61%	1.63%	1.68%	1.76%	1.78%
ALL/Loans, net	1.49%	1.50%	1.56%	1.63%	1.64%
Business criticized loans to total business loans	4.71%	5.01%	5.15%	5.31%	5.81%
Allowance for credit losses to non-performing loans, excluding loans held for sale	275%	241%	238%	242%	226%
Allowance for loan losses to non-performing loans, excluding loans held for sale	254%	223%	221%	223%	208%
Non-performing loans, excluding loans held for sale/Loans, net	0.59%	0.67%	0.71%	0.73%	0.79%
NPAs (ex. 90+ past due)/Loans, foreclosed properties, and non-performing loans held for sale	0.62%	0.69%	0.73%	0.75%	0.82%
NPAs (inc. 90+ past due)/Loans, foreclosed properties, and non-performing loans held for sale (2)	0.78%	0.85%	0.90%	0.94%	0.98%
(1)Amounts have been calculated using whole dollar values.
(2)Excludes guaranteed residential first mortgages that are 90+ days past due and still accruing. Refer to the footnotes on page 23 for amounts related to these loans.
(3)Business represents the combined total of commercial and investor real estate loans.

Allowance for Credit Losses
	Nine Months Ended September 30
($ amounts in millions)	2026	2025
Balance at January 1	$1,686	$1,729
Net charge-offs	304	371
Provision for loan losses	237	339
Provision for unfunded credit losses	(10)	16
Balance at September 30	$1,609	$1,713
Net loan charge-offs as a % of average loans, annualized (GAAP) (1)	0.41%	0.52%
(1)Amounts have been calculated using whole dollar values.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Third Quarter 2026 Earnings Release
Non-Performing Loans (excludes loans held for sale)

	As of
($ amounts in millions, %'s calculated using whole dollar values)	9/30/2026		6/30/2026		3/31/2026		12/31/2025		9/30/2025
Commercial and industrial	$329	0.63%	$412	0.79%	$471	0.93%	$474	0.97%	$524	1.06%
Commercial real estate mortgage—owner-occupied	48	0.94%	61	1.19%	53	1.06%	45	0.92%	41	0.85%
Commercial real estate construction—owner-occupied	5	1.78%	2	0.64%	2	0.85%	2	0.85%	1	0.43%
Total commercial	382	0.66%	475	0.83%	526	0.94%	521	0.97%	566	1.04%
Commercial investor real estate mortgage	138	1.70%	127	1.60%	103	1.33%	121	1.69%	137	1.92%
Total investor real estate	138	1.35%	127	1.27%	103	1.06%	121	1.33%	137	1.51%
Residential first mortgage	33	0.17%	33	0.17%	30	0.16%	25	0.12%	24	0.12%
Home equity—lines of credit	24	0.75%	25	0.76%	25	0.77%	24	0.74%	24	0.73%
Home equity—closed-end	8	0.34%	8	0.36%	8	0.34%	7	0.32%	7	0.31%
Total consumer	65	0.21%	66	0.21%	63	0.20%	56	0.17%	55	0.17%
Total non-performing loans	$585	0.59%	$668	0.67%	$692	0.71%	$698	0.73%	$758	0.79%

Early and Late Stage Delinquencies

Accruing 30-89 Days Past Due Loans	As of
($ amounts in millions, %'s calculated using whole dollar values)	9/30/2026		6/30/2026		3/31/2026		12/31/2025		9/30/2025
Commercial and industrial	$50	0.10%	$61	0.12%	$50	0.10%	$55	0.11%	$63	0.13%
Commercial real estate mortgage—owner-occupied	24	0.47%	15	0.28%	4	0.08%	6	0.11%	10	0.21%
Total commercial	74	0.13%	76	0.13%	54	0.10%	61	0.11%	73	0.13%
Commercial investor real estate mortgage	1	0.01%	38	0.49%	1	0.01%	—	—%	28	0.40%
Total investor real estate	1	0.01%	38	0.39%	1	0.01%	—	—%	28	0.31%
Residential first mortgage—non-guaranteed (1)	138	0.73%	123	0.65%	127	0.66%	144	0.74%	132	0.68%
Home equity—lines of credit	24	0.73%	22	0.67%	22	0.69%	25	0.79%	28	0.89%
Home equity—closed-end	12	0.54%	14	0.63%	13	0.57%	15	0.62%	14	0.57%
Consumer credit card	22	1.42%	20	1.32%	21	1.39%	22	1.48%	20	1.40%
Other consumer	65	1.20%	64	1.17%	66	1.19%	75	1.31%	68	1.18%
Total consumer (1)	261	0.83%	243	0.77%	249	0.79%	281	0.88%	262	0.81%
Total accruing 30-89 days past due loans (1)	$336	0.34%	$357	0.36%	$304	0.31%	$342	0.36%	$363	0.38%

Accruing 90+ Days Past Due Loans	As of
($ amounts in millions, %'s calculated using whole dollar values)	9/30/2026		6/30/2026		3/31/2026		12/31/2025		9/30/2025
Commercial and industrial	$5	0.01%	$4	0.01%	$5	0.01%	$6	0.01%	$4	0.01%
Commercial real estate mortgage—owner-occupied	—	0.02%	1	0.03%	1	0.01%	—	0.01%	2	0.05%
Total commercial	5	0.01%	5	0.01%	6	0.01%	6	0.01%	6	0.01%
Residential first mortgage—non-guaranteed (2)	94	0.50%	91	0.48%	100	0.52%	105	0.55%	84	0.43%
Home equity—lines of credit	11	0.34%	13	0.40%	14	0.42%	15	0.45%	14	0.43%
Home equity—closed-end	9	0.39%	8	0.36%	8	0.35%	8	0.37%	7	0.30%
Consumer credit card	20	1.35%	21	1.39%	22	1.52%	22	1.41%	20	1.42%
Other consumer	20	0.36%	20	0.35%	20	0.35%	24	0.40%	23	0.39%
Total consumer (2)	154	0.49%	153	0.48%	164	0.52%	174	0.54%	148	0.46%
Total accruing 90+ days past due loans (2)	$159	0.16%	$158	0.16%	$170	0.17%	$180	0.19%	$154	0.16%

Total delinquencies (1) (2)	$495	0.50%	$515	0.52%	$474	0.49%	$522	0.55%	$517	0.54%
(1)Excludes loans that are 100% guaranteed by FHA and guaranteed loans sold to Ginnie Mae where Regions has the right but not the obligation to repurchase; however, includes Ginnie Mae repurchased loans with partial guarantees. Total 30-89 days past due guaranteed loans excluded were $65 million at 9/30/2026, $58 million at 6/30/2026, $62 million at 3/31/2026, $66 million at 12/31/2025, and $62 million at 9/30/2025.
(2)Excludes loans that are 100% guaranteed by FHA and all guaranteed loans sold to Ginnie Mae where Regions has the right but not the obligation to repurchase; however, includes Ginnie Mae repurchased loans with partial guarantees. Total 90 days or more past due guaranteed loans excluded were $105 million at 9/30/2026, $100 million at 6/30/2026, $94 million at 3/31/2026, $79 million at 12/31/2025, and $48 million at 9/30/2025.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Third Quarter 2026 Earnings Release
Forward-Looking Statements
This supplement, the related earnings release, and the accompanying earnings call may include forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. In addition, the company, through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. The words “future,” “anticipates,” “assumes,” “intends,” “plans,” “seeks,” “believes,” “predicts,” “potential,” “objectives,” “estimates,” “expects,” “targets,” “projects,” “outlook,” “forecast,” “would,” “will,” “may,” “might,” “could,” “should,” “can,” and similar terms, expressions, and graphics often signify forward-looking statements. Forward-looking statements are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s current expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, and because they also relate to the future, they are likewise subject to inherent uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. Therefore, we caution you against relying on any of these forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, those described below:

•Our businesses have been, and may continue to be, adversely affected by conditions in the financial markets and economic conditions generally.
•Fluctuations in market interest rates, including the level and shape of the yield curve, may adversely affect our performance.
•If we experience greater credit losses in our loan portfolios than anticipated, our earnings may be materially adversely affected.
•Any future reductions in our credit ratings may increase our funding costs and place limitations on business activities.
•Changes in the soundness of other financial institutions could adversely affect us.
•We may suffer losses if the value of collateral declines in stressed market conditions.
•Ineffective liquidity management could adversely affect our financial results and condition.
•Loss of deposits or a change in deposit mix could increase our funding costs.
•We rely on the mortgage secondary market to manage various risks.
•We are at risk of a variety of systems failures or errors and cyber-attacks or other similar incidents that could adversely affect customer experience and our business and financial performance.
•We are subject to complex and evolving laws, regulations, rules, standards and contractual obligations regarding privacy and cybersecurity, which could increase the cost of doing business, compliance risks and potential liability.
•We will continually encounter technological change and must effectively anticipate, develop and implement new technology.
•The development and use of AI presents risks and challenges that may adversely impact our business.
•Industry competition, including competition from decentralized finance platforms, cryptocurrencies and blockchain technologies could disrupt our business model and adversely affect our revenues, market share or liquidity.
•Our operations are concentrated primarily in the South, Midwest and Texas, and adverse changes in the economic conditions in this region can adversely affect our financial results and condition.
•Weakness in the residential real estate markets could adversely affect our performance.
•Weakness in the commercial real estate markets could adversely affect our performance.
•Risks associated with home equity products where we are in a second lien position could adversely affect our performance.
•Weakness in commodity businesses could adversely affect our performance.
•An outbreak or escalation of hostilities between countries or within a country or region could have a material adverse effect on the U.S. economy and on our businesses.
•We are subject to a variety of operational risks, including the risk of fraud or theft by internal or external parties, which may adversely affect our business and results of operations.
•We rely on other companies to provide key components of our business infrastructure.
•We depend on the accuracy and completeness of information about clients and counterparties.
•We are exposed to risk of environmental liability when we take title to property.
•We can be negatively affected if we fail to identify and address operational risks associated with the introduction of or changes to products, services and delivery platforms.
•Enhanced regulatory and other standards for the oversight of vendors and other service providers can result in higher costs and other potential exposures.
•We are, and may in the future be, subject to claims and litigation calling into question our right to use the intellectual property underlying certain technology in our business.
•Weather-related events, pandemics and other natural or man-made disasters could cause a disruption in our operations or lead to other consequences that could adversely impact our financial results and condition. These impacts could be intensified by climate change. Heightening focus on climate change may also carry transition risks that could negatively impact our results of operations and financial condition.
•We are subject to sociopolitical risks that could adversely affect our business, reputation and the trading price of our common stock.
•Damage to our reputation could significantly harm our businesses.
•We are, and may in the future be, subject to litigation, investigations and governmental proceedings that may result in liabilities adversely affecting our financial condition, business or results of operations or in reputational harm.
•We are subject to extensive governmental regulation, which could have an adverse impact on our operations and our business model.
•We are subject to a variety of risks in connection with any sale of loans we may conduct.
•We may be subject to more stringent capital and liquidity requirements.
•Rulemaking changes and regulatory initiatives implemented by the CFPB may result in higher regulatory and compliance costs that may adversely affect our results of operations.
•We are subject to numerous laws designed to protect consumers, including the Community Reinvestment Act and fair lending laws, and a failure to comply with these laws could lead to a wide variety of penalties and other sanctions.
•We may not be able to complete future acquisitions, may not be successful in realizing the benefits of any future acquisitions that are completed or may choose not to pursue acquisition opportunities we might find beneficial.
•Increases in FDIC insurance assessments may adversely affect our earnings.
•Unfavorable results from ongoing stress analyses may adversely affect our ability to retain customers or compete for new business opportunities.
•We are a holding company and depend on our subsidiaries for dividends, distributions and other payments.
•We may not pay dividends on shares of our capital stock.
•Anti-takeover and banking laws and certain agreements and charter provisions may adversely affect share value.
•Our amended and restated by-laws designate (i) the Court of Chancery of the State of Delaware as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by our shareholders and (ii) the federal district courts of the United States as the sole and exclusive forum for any action asserting a cause of action arising under the Securities Act, which could limit our shareholders’ ability to obtain a favorable judicial forum for disputes with our company or our company’s directors, officers or other employees.
•We face substantial legal and operational risks in our safeguarding and other processing of personal information.
•Differences in regulation can affect our ability to compete effectively.
•Our businesses may be adversely affected if we are unable to hire and retain qualified employees.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Third Quarter 2026 Earnings Release
•Our operations rely on our ability, and the ability of key external parties, to maintain appropriately staffed workforces, and on the competence, trustworthiness, health and safety of employees.
•Our reported financial results depend on management’s selection of accounting methods and certain assumptions and estimates.
•If the models that we use in our business perform poorly or provide inadequate information, our business or results of operations may be adversely affected.
•Changes in our accounting policies or in accounting standards could materially affect how we report our financial results and condition.
The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Cautionary Note Regarding Forward-Looking Statements and Risk Factor Summary” and “Risk Factors” in Regions’ Annual Report on Form 10-K for the year ended December 31, 2025 and in Regions’ subsequent filings with the SEC.
You should not place undue reliance on any forward-looking statements, which speak only as of the date made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible to predict all of them. We assume no obligation and do not intend to update or revise any forward-looking statements that are made from time to time, either as a result of future developments, new information or otherwise, except as may be required by law.
Regions’ Investor Relations contact is Chris Best at (205) 264-7040; Regions’ Media contact is Jeremy King at (205) 264-4551.